UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


         Date of Report (Date of earliest event reported): May 15, 2008
                                                           ------------


                       CABELTEL INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            Nevada                   000-08187                 75-2399477
       (State or other              (Commission             (I.R.S. Employer
jurisdiction of incorporation)        File No.)            Identification No.)


           1755 Wittington Place, Suite 340
                     Dallas, Texas                                 75234
     -----------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    972-407-8400
                                                      ------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23 0.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))


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Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

        On May 14, 2008, CabelTel International Corporation ("GBR" or the "Company") announced its operational results for the quarter ended March 31, 2008. A copy of the announcement is attached as Exhibit "99.1."

        The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit "99.1" attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly-update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.


Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

        (d) Exhibits.

        The following exhibit is furnished with this Report:

       Exhibit
    Designation                Description of Exhibit

        99.1*            Press Release dated May 15, 2008.

 --------------------
 *Furnished herewith.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

        Dated: May 14, 2008                   CABELTEL INTERNATIONAL CORPORATION


                                              By:  /s/ Gene S. Bertcher
                                                   --------------------
                                                   Gene S. Bertcher, President
                                                   and Chief Financial Officer